CUSTOMER'S NAME     PEC Israel Finance Corporation Ltd.
IDENTITY CARD No.   Company No. 51-025204-2
ACCOUNT No.
ADDRESS    3 Daniel Frisch St., (Fl. 23) Tel-Aviv

                            GENERAL DEBIT AGREEMENT

Made and signed at Tel-Aviv on the 11 day of the month of February in the year 1999.

                                    BETWEEN

The First International Bank of Israel Ltd. (hereinafter referred to as "the Bank") of the first part

9 Ahad Ha'am St., Tel-Aviv          AND

PEC Israel Finance Corporation Ltd.

of 3 Daniel Frisch St., Tel-Aviv, Company No. 51-025204-2 (hereinafter referred to as "the Customer") of the second part

WHEREAS the Customer has applied and/or may apply to the Bank from time to time to give and/or to continue giving credit to the customer in accordance with the terms hereof,

And WHEREAS the Bank has agreed to consider from time to time the customer's application to give and/or to continue giving credit to the customer from time to time in accordance with the terms hereof.

                NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1. The terms hereof shall be the terms governing all credit (whether extended prior to the signing of the agreement or which may be extended in the future from time to time) unless otherwise explicitly agreed upon in writing between the Bank and the Customer, as the case may be.

2.    In this agreement -

      (a) "Credit" - includes all revolving credits, fixed credits, loans, discounting of bills, purchasing of bills, selling of bills with the Bank's mediation, overdrafts, guarantees, documentary credits, granting of time, banking facilities, handling of bills of lading or securities, services or other payments, given or which may be given by the Bank to the Customer or to his order and all transactions or other procedures according to which or whereupon duties or obligations on behalf of the Customer towards the Bank are created or likely to be created, whether as debtor or guarantor, alone or in conjunction with others, whether due at present or in the future, whether payable prior to the signing of this agreement or subsequent thereto, whether due conditionally or unconditionally, directly or indirectly, explicitly or implicitly.

            "Security" - includes shares, stock, financial obligations, bonds, notes, bills, debentures, debenture stock, Treasury bills, loan certificates, loan debentures, a deposit receipt in respect of the deposit of securities, units or sub-units in unit-trusts of participation in investments, warrants conferring an option to acquire securities, lottery bonds, coupons representing interest and dividends, and negotiable instruments.

            "Bill" - includes all bills of exchange, promissory notes, drafts, cheques and other negotiable instruments unless the context otherwise requires.

            "Bank" - includes each and every one of the Bank's branches existing at the date hereof and/or which may be opened henceforth at any place, the attorneys and representatives of the Bank and its substitutes and any company or body with which the Bank may merge in any form whatsoever.

            "The Customer" and all references to him shall be interpreted as including and referring to all units comprising the Customer or whosoever of them, including their successors, the executors and their administrators and all the attorneys and substitutes of whosoever of them.

            The obligations of all of the persons comprising the Customer shall bind them jointly and severally.

            In this agreement, unless the context otherwise requires, the singular shall include the plural and vice-versa, and the masculine shall include the feminine and vice-versa.

      (b) Any right vesting in the Bank in accordance with this agreement shall not be denied for any reason or by virtue of any claim unless such right has been expressly denied in some other deed or document.

      (c) Nothing herein contained shall be construed as to require the Bank to extend to the Customer or to continue extending to him, any credit whatsoever, other than insofar as the Bank may expressly agree in writing to extend any particular credit, and the Customer may receive or continue receiving credit only insofar as the Bank shall expressly agree thereto in writing, subject however to the right of the Bank as set out in Clause 3 below.

      (d) Nothing herein contained shall be used in the interpretation of other debitory agreements or documents or forms of the Bank, whether signed by the Customer prior to the signing of this agreement or thereafter, or whether they were or are at present or may be in the future in use in the Bank, and such agreements, documents or forms and all they may contain shall not influence the interpretation of this agreement.

3. The Bank at any time, and from time to time, without giving the Customer any notice or reason therefor, withhold in whole or in part, reduce or discontinue any credit, at the absolute discretion of the Bank and as it may deem fit.

4.    (a)   All the amounts due or which may become due from the Customer to the
            Bank shall bear interest at the rate of ____% as shall be determined from time to time per annum such interest to be calculated by the Bank on the basis of the daily balances, and paid by the Customer or added to the principal by the Bank at the end of the following months - March, June, September and December of each year; or at the end of any other period, at the absolute discretion of the Bank, unless a different rate of interest for any transaction has been agreed upon between the Bank and the Customer.

      (b) The Bank may at any time increase the rate of interest provided that it gives the Customer written prior notice of 15 days and after the expiration of 15 days from the day upon which such notice was given the Customer shall pay the Bank interest at the higher rate in the manner and on the dates fixed in sub-clause (a) above.

5. Bank charges for handling the above account and for the other services connected with the extension of credit shall be debited by the Bank to the Customer's account at such times and rates prevailing and which may prevail at the Bank from time to time; moreover, charges for the collection of bills and other negotiable instruments and for any other service whatever shall be debited by the Bank to the Customer's account at such times and rate prevailing and which may prevail at the Bank from time to time.

6. The Bank may, as it deems fit and at its absolute discretion, at any time from time to time, debit any account of the Customer with any amount due or which may become due to the Bank from the Customer, in any manner whatsoever; furthermore the Bank may at any time and from time to time, as it deems fit and at its absolute discretion, credit any amount it has received or may receive whether before, at the time or after the date of payment of all or any of the amounts due or which may become due to the Bank from the Customer, in any manner or way from and/or on behalf of and/or on account of the Customer and/or by the realisation and/or collection of any rights and/or of any security in the possession or which may come into possession of the Bank, in favour of any account as the Bank may decide, and/or on account of any amount due or which may become due from the Customer to the Bank, including on account of any principal and/or interest, and/or charges, and/or costs and/or damages and/or an increment owing to linkage of principal and/or interest, or partly on account of any one or the other of the above. Furthermore the Bank may at any time as it deems fit and at its absolute discretion transfer any amount credited to the Customer in whichever account to any other account as chosen by the Bank. The Customer may not rely on Section 1775 of the Mejelle or upon any legal provision which may come in its stead or amend it or which shall enact any similar provision.

7.    (a)   The Customer hereby undertakes to pay from time to time to the Bank or to its order all the amounts due or becoming due from the Customer to the Bank, and all the amounts given or which may be given, paid or which may be paid to the Customer or in his favour or at his request and on his responsibility, so that they may be paid or repaid to the Bank, and all the amounts that the Customer has undertaken or will undertake to pay or repay to the Bank, in any manner, and all the amounts due or which may become due to the Bank from the Customer by virtue of bills signed by the Customer, endorsed by him or guaranteed by him which have been delivered or which may be delivered to the Bank by the Customer or by any third party, and similarly any monies which the Bank is or may become entitled to claim and/or to receive from the Customer for any cause whatsoever irrespective of whether such cause is attributable to the relationship of banker and customer or not, within seven days of the date of the Bank's first demand, notice of which has been given in an ordinary letter, however nothing set out herein shall affect the right of the Bank to demand payment without any prior notice in case of the non-fulfilment by the Customer of his obligation to pay or under any under any other circumstances entitling the Bank to payment on demand on the strength of this deed or of any other deed or by law.

      (b) Where any credit is or may be given to the Customer in any foreign currency (hereinafter referred to as "a foreign currency transaction") the Customer is liable to pay the Bank or to its order in the same foreign currency, all the amounts due and becoming due from him with reference to that same foreign currency transaction including principal, interest, linkage increments, commissions and expenses. (The amounts due and becoming due from the Customer as set out hereinafter referred to as "amounts due in respect of the foreign currency transaction".) Without affecting the Customer's specific obligation to repay in foreign currency all amounts due in respect of the foreign currency transactions as set out above, whenever, and for any cause whatsoever the Bank may be forced to recover the amounts due in respect of any foreign currency transactions in Israel Pounds or the equivalent of Israel Pounds, and the Customer shall be bound by a Court of Law and/or Execution Office to pay amounts due in respect of the foreign currency transaction in Israel Pounds or the equivalent of Israel Pounds, the Customer hereby agrees that such an obligation shall be binding upon the Customer to pay the Bank such an amount in Israel Pounds as will suffice for its conversion into the foreign currency due or becoming due from him to the Bank as may be required for the recovery of the amounts due in respect of the foreign currency transaction on the actual date upon which any such sum is paid to the Bank whether through the Execution Office or in any other way.

            In order to remove any doubts, the Customer hereby agrees that he will be released from his obligation in this sub-clause only after he has paid to the Bank in the specific foreign currency as set out above all the amounts due in respect of the foreign currency transaction, or - in the case mentioned in the previous paragraph of this sub-clause - after he has paid to the Bank such a sum in Israel Pounds as will on the date of payment suffice for the purchase of the required sum in foreign currency for the recovery of the amounts due in respect of the foreign currency transaction from the Customer to the Bank at such time, as set out above.

            The Bank may but shall not be bound, at the absolute discretion of the Bank, at any time after the date set out for payment of any amounts due in respect of the foreign currency transaction, from time to time, to credit the Customer's account with foreign currency in payment of the amounts due in respect of the foreign currency transaction or any part thereof as against the debiting of the Customer's account in Israel Pounds, and in such a case the Customer shall be bound to pay the Bank all the amounts in Israel Pounds which may be debited against his account as stated above, and such a debit in Israel Pounds shall be deemed to be credit in Israel Pounds extended to the Customer under the provisions of this agreement as of the date his account was debited as aforesaid with Israel Pounds and henceforward.

8. The Bank may at any time require the Customer to secure the amounts, in whole or in part - principal, interest, commissions, linkage increments and expenses - due or which may become due from the Customer by way of bills, guarantees, assignments of debt, securities, bills of lading, contracts, approvals, ready cash, debentures, mortgages, pledges, pay-orders or any other securities (hereinafter referred to as "the required securities") which the Bank may agree to accept, and in such a case the Customer shall deliver the required securities to the Bank upon the Bank's first demand, notice of which has been given in an ordinary letter, and shall carry out all the procedures and shall sign all the documents required or which may be required by the Bank for such a purpose. This clause is not to be construed so as to limit the Bank to a particular class of securities it may require by analogy or comparison with any other terms whatsoever.

 9.   (a)   The required securities given or which may be given to the Bank by the Customer or on his behalf (hereinafter referred to as "the securities") shall serve as security for the payment of all the amounts due and which may become due to the Bank from the Customer, irrespective of whether the amounts due from the Customer alone or from the Customer together with others, or whether such amounts have been given or may be given, have been paid or may be paid to the Customer or for his behalf or at his request or at his responsibility, or whether the Customer has undertaken or may undertake alone or together with others to pay or to repay such amounts to the Bank, whether as principal debtor, as surety or as endorser.

            Furthermore the securities secure and shall secure the payment of all the amounts for which the Customer is responsible hereunder and/or under any other instrument signed by the Customer in favour of the Bank, irrespective of whether such amounts were, are or will become due, have been given or will be given, have been paid or will be paid, in the past, present or future, whether they are payable prior to the collection and/or the realization of the securities or thereafter, whether the foregoing amounts were, are or will become due, have been paid or will be paid, were given or will be given in any particular manner, conditionally or in any other manner, whether the Customer has undertaken or may undertake to pay or repay such amounts in any particular manner, conditionally or in any other manner, whether they are due directly or indirectly, under the Customer's name as a private individual or under the name of the Customer's business or under any other name, whether they are due from the Customer as he is presently comprised or otherwise comprised, and in addition thereto all the payments and the expenses which the Customer is obliged to pay under the provisions hereof. All the amounts secured and which will become secured by the securities shall be referred to hereinafter as "the secured amounts".

      (b) Where the Customer is a legal body of whatever type or description, whether incorporated or unincorporated, or a committee, or a firm, or a partnership, or a trustee, or a board of trustees, or an executor of a will, or an administrator of an estate, or the holder of a joint account with the Bank, or an organization or body whatsoever being any combination of one or more of the foregoing bodies, the Customer's obligations shall not be affected by any alteration of name, structure or composition of the Customer, and without derogating from the generality of the aforesaid, the Customer's obligations shall continue to be in full effect as if the Customer with the altered and/or new name, structure or composition had existed under the same name, structure or composition on the day this instrument was signed.

      (c) The very fact that the securities are in the possession of the Bank shall be taken as conclusive proof of their having been delivered to the Bank as security for the payment of the secured amounts, and there shall be no need for any deed of charge or for any other specific instrument for the purpose of creating a legal charge upon the securities.

10.   (a)   In every case where the Bank holds or may hold bills signed by the
            Customer, endorsed to him or guaranteed by him, the following provisions shall apply:

            (i) The Bank shall be exempted from all the duties of the holder of the bill such as presentment for acceptance or for payment, protest, notice of dishonour, and any such legal formalities, and all the obligations of the Customer deriving from his signature, endorsement or guarantee shall remain in full force even if the said formalities were not observed by the Bank at all or where not observed in the correct manner, at the correct time or place.

            (ii) The Customer waives all rights pertaining to prescription which he may have or acquire under the Bills of Exchange Ordinance and/or any other law which may be in force at such time.

            (iii) The counter-value of the bills shall be credited to the
                  Customer's account only after collection, and even if the counter-value should be credited to the Customer's account prior to collection, the Customer shall not be entitled to the amount thereof or the right thereto until after effective collection, and the Bank may again debit the Customer's account in case of non-collection of the bill.

                  This sub-clause shall apply only in those cases where the Bank has received or may receive the bills in order that their counter-value shall be credited to the Customer's account.

      (b) In every case where the Bank has received or may receive bills from the Customer or to his account or on his behalf, the following provisions shall apply, in addition to the provisions contained in clause (a) hereof.

            (i) The Bank shall be exempted from any responsibility in the event of such bills being lost in transit, not arriving at their destination or being lost at the Bank or under any other circumstances.

            (ii) The Customer assumes full responsibility for the authenticity and correctness of the signatures, endorsements, guarantees, dates and all the other details pertaining to the bills, and for authenticity and correctness of the said bills generally and for their stamping in accordance with law.

            (iii) The Bank may - but is not obliged to - protest the bills and to debit the Customer's account with the costs of protest.

            (iv) The Bank may transfer and discount the bills with others at its discretion.

            (v) The Bank may - but is not obliged to - take all legal and other steps in order to collect the bills, to debit the Customer's account with the cost of collection, to settle with the signatories, the endorsers or the guarantors, or to make allowances in their favour, to receive partial consideration from them, and to use the counter-value of the bills for the full or partial payment of the amounts due or which may become due to the Bank from the Customer.

      (c) In every case where the Bank has received or may receive bills for security from the Customer or to his account or on his behalf, the following provisions shall apply, in addition to the provisions contained in clauses (a) and (b) hereof:

            (i)   In this Clause "bills" means "bills for security".

            (ii) All the bills shall be deemed to be pledged and charged to the Bank and to its order by way of a first degree pledge as security for the payment of the amounts due and which may become due to the Bank from the Customer in accordance with the conditions hereof. The very fact that the bills are in the possession of the Bank shall be taken as conclusive proof of their having been delivered to the Bank as security under the conditions hereof and there shall be no need for any deed of charge or for any other special instrument for the purpose of creating a legal charge upon such bills.

            (iii) The bills include the bills themselves and their counter-value and all the revenue, the income, the rights and the concessions resulting from the bills or connected thereto and their counter-value for as long as the pledge shall continue to exist. If and inasmuch as the Bank has guaranteed the payment of the bills or of any of them by any person or body, the bills shall contain the aforesaid guarantee and all the rights and the monies due and which may become due with respect to the aforesaid guarantee.

                  Where all or any of the bills have been lost, damaged or discharged and the Customer is entitled to compensation or indemnity or to any other right by virtue thereof, the pledge and the charge shall apply to any such right to compensation or indemnity and to any other such right.

            (iv) The Customer hereby declares and undertakes that all the bills delivered and which may be delivered to the Bank are and will be at the time of their delivery in the complete possession and ownership of the Customer, free from any pledge, charge, attachment or any other third party rights, and that the Customer is entitled and will be entitled to pledge them and charge them in favour of the Bank.

                  The Customer undertakes to repay to the Bank upon its first demand all the amounts expended by the Bank in connection with an action in which allegations may be made against the validity of the charge upon the bills, whether the Bank is a party to the action or not.

            (v) The Customer hereby undertakes not to sell, not to pledge to whatever degree, not to charge to whatever degree, not to assign, deliver and not to otherwise dispose of the bills or any part thereof, either directly or indirectly either for consideration or without consideration without the prior written approval of the Bank therefor.

                  The Customer hereby undertakes to immediately notify the Bank of any instance of an attachment being imposed on the bills or on any part thereof, and to immediately inform the party effecting the attachment of the charge in favour of the Bank and at the expense of the Customer to immediately and without delay take all steps for having the attachment removed.

            (vi) The Customer hereby gives his irrevocable consent to the effect that the Bank may from time to time assign the bills and the pledge and the charge on the bills in whole or in part to whosoever it chooses whether before payment is due thereon or subsequently, at varying degrees of priority as the Bank may deem fit.

            (vii) In the event that at the time of collecting the bills, the date of payment of the secured amounts (in whole or in part) is not yet due, or that they (in whole or in part) only become contingently due to the Bank, then the Bank may collect from the amount collected (after deducting all the expenses and Advocates' fees of the Bank) an amount as shall be sufficient to cover the foregoing amounts, and the amount so collected shall be charged as security therefore in favour of the Bank and shall remain in the Bank's possession until the settlement thereof.

      (d) In the event that the Customer gives the Bank promissory notes signed by him for facilitating the payment or collection of the amounts due and which may become due from the Customer to the Bank or for any other purpose, the following provisions shall apply, in addition to the provisions contained in clauses (a) and (b) hereof:

            (i) Delivery of such promissory notes or the dates for their payment shall in no wise be deemed to fix the dates for the payment of the amounts due or which may become due from the Customer to the Bank, and therefore the right of the Bank at all times to demand payment of all such amounts shall not be affected and shall remain in force as if no such promissory notes had been given.

            (ii) Should any such note lack any material particular, the Bank shall be fully authorized to complete the missing particular(s) in any such manner and at any time as the Bank in its absolute discretion may deem fit.

11. In every case where the Customer may assign to the Bank rights to sums of money or may secure the payment of the amounts due or which may become due from him to the Bank by way of charges or assignments of rights to sums of money, the following provisions shall apply:

      (a) in this clause the term "rights to sums of money" shall mean rights of the Customer to receive sums of money from different persons and/or bodies (hereinafter referred to as "the Debtors") which are due or which may become due to the Customer by virtue of any contract and/or undertaking and/or order and/or in any other way which have been assigned and or which may be assigned by the Customer to the Bank by way of assignment of debt and/or by way of irrevocable instructions and/or by any other means (other than bills).

      (b) The Customer shall charge and/or assign to the Bank nothing but rights to sums of money due or which shall become due in consideration of work done and/or services rendered and/or merchandise and/or material is supplied under valid and legitimate contracts or undertakings. Nothing contained in this sub-clause shall affect or detract from the rights of the Bank in the event of rights to sums of money being assigned to it which do not conform with the provisions hereof.

      (c) Upon the Bank's first demand the Customer shall sign and/or cause the Debtor or any other person to sign the deeds of charge, the instruments and confirmations of the assignment of debt, other notices and documents required or expedient at the discretion of the Bank for making the said charges and/or assignments effective.

      (d) Upon the Bank's first demand the Customer shall present to the Bank written confirmations of the Debtors that they will pay directly to the Bank the debts so charged or assigned to the Bank.

      (e)   (i)   The rights to sums of money shall be deemed to be charged to the Bank and to its order by way of pledge and/or charge of the first degree under the Pledges Law 5727-1967 or otherwise as security for the payment of the amounts due or which may become due from the Customer to the Bank and the very assignment shall be taken as conclusive proof that the assignment has been effected for the purpose of conferring a security and a charge upon the Bank according to the provisions hereof unless the Bank shall otherwise expressly approve in writing, and there shall be no need for any deed of charge or for any other specific instrument for the purpose of creating a legal charge upon such rights to sums of money.

            (ii) The Customer assumes full responsibility for the authenticity and correctness of the signatures, the guarantees, the dates and the other particulars connected with the rights to sums of money and for the stamping of all the documents connected with the rights to sums of money and the assignment thereof.

            (iii) The Bank may but is not obliged to take all legal and other steps in order to collect the rights to sums of money, to debit the Customer's account with the costs of collection, to settle with the Debtors or with any of their guarantors, or to make allowances in their favour, to receive partial consideration from any of them, and to use from time to time the countervalue thereof for the full or partial payment of the secured amounts.

      (f)   (i)   The rights to sums of money include the rights themselves and their counter-value and all the revenue, the income, and all things resulting from the rights to sums of money or connected thereto and their counter-value for so long as as the charge and/or the pledge shall continue to exist.

            (ii) Should all or part of the rights to sums of money be damaged or discharged or should any other occurrence affecting the rights to sums of money take place, and the Customer is entitled to compensation or indemnity or to any other rights as a result thereof, the pledge and/or the charge shall apply to any such right to compensation or indemnity and to any other such right.

      (g) The Customer hereby declares and undertakes that the rights to sums of money which have been assigned to the Bank and all the rights to sums of money which may be assigned to the Bank, are and will be at the time of their assignment, free from any pledge, charge, attachment or any other third party rights, and that the Customer is entitled, and will be entitled to pledge them and/or charge them in favour of the Bank. The Customer undertakes to repay the Bank upon its first demand all the amounts expended by the Bank in connection with an action in which allegations may be made against the validity of the charge of the rights to sums of money, whether the Bank is a party to the action or not.

      (h)   (i)   The Customer hereby undertakes to punctually perform all of his undertakings under the agreement and/or the undertaking and/or the order and/or anything else whatsoever in accordance with which the rights are due.

            (ii) The Customer hereby undertakes not to sell, not to pledge to whatever degree, not to charge to whatever degree, not to assign, deliver and not to otherwise dispose of the rights to sums of money or any part thereof, either directly or indirectly, either for consideration or without consideration, not to collect the rights to sums of money, not to compromise with the Debtors and not to relinquish any part of the rights to sums of money without the prior written approval of the Bank therefor.

            (iii) The Customer hereby undertakes to immediately notify the Bank of any instance of an attachment being imposed upon the rights to sums of money or on any part thereof, and to immediately inform the party effecting the attachment of the charge in favour of the Bank and at the expense of the Customer to immediately and without delay take all steps for having the attachment removed.

      (i) The Customer hereby gives his irrevocable consent to the effect that the Bank may from time to time assign the rights to sums of money and the pledge and/or the charge on the rights to sums of money in whole or portions thereof to whosoever it chooses, before payment is due thereon or subsequently, at varying degrees of priority to the rights as the Bank may deem fit.

      (j) In the event that at the time of collecting the rights to sums of money, the date of payment of the secured amounts (in whole or in part) is not yet due or that they (in whole or in part) become contingently due to the Bank, then the Bank may collect from the amount collected (after deducting all the expenses and Advocates' fees of the Bank) an amount as shall be sufficient to cover the foregoing amounts, and the amount so collected shall be charged as security therefor in favour of the Bank and shall remain in the Bank's possession until the payment thereof.

      In every case where the Bank has received or may receive bills of lading from the Customer or to his account the following provisions shall apply:

      (a) In this clause the term "bills of lading" includes bills of lading, documents of title to goods, warehousekeepers' certificates, warrants for the delivery of goods, postal receipts, or any other documents attesting to the despatch of merchandise abroad or to the title to goods awaiting despatch or which have been despatched abroad.

      (b) The Customer shall deliver to the Bank only bills of lading pertaining to goods ordered from the Customer in accordance with valid and legitimate orders and/or contracts of sale, and referring only to goods belonging entirely to the Customer free from any charge, attachment or any other third-party right.

      (c) The charge vesting in the Bank by the delivery of the bills of lading shall apply to the documents, the goods to which they refer, the price obtained from all sales thereof, the insurances upon them, and the rights of the Customer as vendors who have not yet received their price, and any other rights of the Customer touching upon the said goods and their price.

      (d) The Customer shall insure the goods and shall continue to insure the same for their full value against loss or damage in transit (by land, sea and air), war risks, fire, civil commotion, theft and other damage specified by the Bank, and with such insurers and on such conditions as the Bank may require. The Customer shall endorse the certificates of insurance in favour of the Bank or shall cause the incorporation in the certificate of insurance of a clause creating a charge in favour of the Bank, as the Bank shall choose, and shall produce to the Bank the certificates of insurance and the receipts received in payment of the insurance premiums at the first demand of the Bank. The Bank itself may - but not be bound to do so
            - insure the goods for a sum, against the risks, and on such conditions as it may deem fit, and at the Bank's first demand the Customer shall pay to the Bank the cost of insurance and all the other expenses incurred or which may be incurred by the Bank in connection therewith, in addition to interest at the rate specified in clause 4 above, from the date the expense was incurred until full payment has been made by the Customer. The Customer absolves the Bank in advance from any responsibility should the Bank fail to arrange such insurance or fail to arrange it in the correct manner or for the correct sum, or in the event of the Insurance Company failing to pay for the damage or loss as a result of a defect in the form of the insurance of failure to make demand or for any other reason whatsoever.

            Whether the insurance of the goods is executed by the Customer or by the Bank, or whether executed in accordance with the requirements of this clause or otherwise, or if the rights arising from any certificate of insurance have been assigned to the Bank or not, the Customer hereby irrevocably authorises the Bank to represent him in such a manner that the Bank alone (to the exclusion of the Customer) shall be entitled to negotiate with Insurance Companies and to settle with them all claims arising from the insurance, including compromise settlements or by waiver of the Customer's rights, and to collect the insurance payments, and to appropriate them to payment on account of amounts due and which may become due from the Customer to the Bank. This power of attorney is irrevocable since the rights of the Bank are dependent upon it. The Customer hereby waives in advance all and any assertions and/or claims whatsoever of any kind or class without exception towards the Bank in respect of any such arrangements made by the Bank. Should any Insurance Company transfer any amounts to the Customer in respect of the insured goods, such sums shall be kept in trust by the Customer on behalf of the Bank, and the Customer shall be bound to transfer them to the Bank immediately on their receipt.

      (e) All the rights arising from the insurance of the goods, from insurance against foreign trade risks in respect of the goods as well as the rights under the Property Tax and Compensation Fund Law 5721 - 1961 as it may be in force from time to time or any law replacing it - all these are hereby charged in favour of the Bank as security for the full and prompt discharge of all the amounts due or which may become due to the Bank from the Customer.

      (f) The Customer takes full responsibility for the verity and correctness of the details contained in the bills of lading, the accounts and the other documents connected with the despatch of the goods and for the verity and correctness of the signatures and of the other details contained in the said documents.

      (g) In case the purchaser does not redeem the goods or in any other eventuality of the goods remaining or being returned to the Bank or its agents - the Bank may sell them at home or abroad at such price and under such conditions and to any purchaser as it shall deem fit, and all the expenses involved in the sale or return of the goods or in connection with any other matter touching upon the goods or their counter-value shall be borne by the Customer in addition to interest charged at the rate mentioned in clause 4 hereinabove from the date the expense was incurred until full payment has been made by the Customer. The Bank shall be free from any responsibility whatsoever for losses, damages or expenses incurred by the Customer as a result of the loss of the bills of lading or the gods or as a result of the sale of the goods at reduced prices, or as a result of their return to Israel or non-receipt or non-transfer of the goods or their counter-value or the institution of legal proceedings or for any other reason whatsoever.

13. In every case where the Bank has received or may receive securities from the Customer or to his account, the following provisions shall apply:

      (a) The Bank may, but shall not be bound to, insure on behalf of the Customer or on its own behalf, all or part of the securities, liable to participation in a lottery or to be redeemed at an amount less than the market price and all the expenses involved therein shall be borne by the Customer and debited to his account. The Bank shall be free of any responsibility whatsoever in the case of the insurance not being executed at all or not being executed at the right time or in the correct manner or where the Insurance Company does not pay for the damage or loss as a result of a defect in the form of the insurance or as a result of failure to make demand or for any other reason whatsoever.

      (b) The charge vesting in the Bank by the delivery of the securities shall also apply to the interest, the dividend and to all the benefits and rights accruing to the securities in any form or manner whatsoever and to the counter-value of the securities.

      (c) The Bank may - but shall not be bound to - execute payments or expenses in accordance with demands for payment on account of securities or in connection with the collection of the counter-value of the securities, or the interest coupons or the dividend or in connection with any other matter affecting the securities and all the said payments and expenses shall be debited to the account of the Customer. The Bank shall be free of any responsibility whatsoever in the event of such payments not being made at all or not being made at the right time or in the correct manner.

      (d) The Bank shall be free of any responsibility whatsoever for the losses, damages or expenses incurred to the Customer in case of a fall in the market price of the securities, their participation in a lottery or the redemption at less than the market price or for any other reason whatsoever.

      (e) The Customer shall sign all deeds of transfer and other documents which are required or which may be required at the absolute discretion of the Bank in order to enable the Bank to sell the securities or to handle them in any other manner, and the Customer shall produce them to the Bank on first being demanded to do so by the Bank.

      (f) The customer takes full responsibility for the verity and correctness of all the details contained in the securities, the deeds of transfer and the said documents.

14. In the event of death, legal disqualification bankruptcy, imprisonment or of the departure from the country of any party including the maker, drawer, drawee, endorser or guarantor - in respect of any of the securities held or which may be held by the Bank, or in the event of the issuance of a receiving-order or of a winding-up order or the adoption of a resolution calling for the winding-up of such a party, or where the security is a bill and the drawee will not accept such bill or in any other case which, in the opinion of the Bank, affects or is liable to affect the nature or validity of any of the said securities or affecting or liable to affect an undertaking of any party thereto - the Customer shall be bound to pay the Bank, on first being demanded to do so in an ordinary letter, the full sum due for payment in accordance or in connection with any security mentioned above whether its date of payment has fallen due or not.

15. The Bank may, at any time, take all action whether legal or otherwise, which may be required or deemed desirable in the opinion of the Bank in order to collect any amount due for payment under any or all of the securities held or being held by it; however the Bank shall not be obliged to institute or continue such proceedings, and it shall not be held responsible for the efficacy of the proceedings so instituted. All the expenses involved in the above proceedings shall be debited to the Customer's account and bear interest at the rate specified in clause 4 above as of the date such expenses were incurred by the Bank until their full settlement by the Customer.

16. The Bank may, at any time and at its absolute discretion, settle with any party to any of the securities held or which may be held by the Bank, by accepting payments in instalments or by accepting an amount smaller than the specified amount of the security in full discharge thereof, or by release or waiver of all or any of the rights of the Bank or of the Customer under any security, or by granting an extension or reduction or by making any other arrangement whatsoever, as the Bank may deem fit, and it is hereby stipulated that the above actions shall not detract, revoke, influence, affect or diminish in any way whatsoever from the full force of the obligations of the Customer hereunder or in respect of any security.

17. In each and every of the following cases, the Bank may demand the immediate repayment of all the amounts due and/or becoming due from the Customer to the Bank in any manner whatsoever, and these amounts shall bear interest at the maximum rate of interest prevailing at the Bank at such time or (whichever be the higher) interest at the maximum legal rate permissible at such time in Israel, from the date thereof until full payment has been made:

      (a) Where the Customer does not punctually pay an amount of principal or interest or charge or linkage increments or expenses or any other amount.

      (b) Where the Customer infringes and/or fails to observe any of the provisions herein contained or contained in any other document which has been signed or which may be signed by the Customer or where it becomes apparent that any of the declarations which have been made or which may be made herein by the Customer or in any other document are incorrect or imprecise.

      (c) Where a receiving order is issued against the Customer or against any of the individual members constituting the Customer where a winding-up order is issued against the Customer or against any of the individual members, or where the Customer or one of the individual members adopts a resolution calling for voluntary winding-up.

      (d) Where a receiver or receiver and manager are appointed over all or any part of the assets of the Customer or over the assets of any one of the individual members of the Customer.

      (e) Where an attachment be placed upon or some similar procedure of execution be taken against any part of the assets of the Customer or of any one of the individual members of the Customer by a competent court in Israel or if an attachment be placed upon or some similar procedure of execution be taken against all or any of the securities which have been delivered or which may be delivered to the Bank or against goods in respect of which bills of lading have been delivered or may be delivered to the Bank or against sums standing to the Customer's credit in any account whatsoever, and have not been removed within 15 days of their implementation.

      (f) Where the Bank considers, at its absolute discretion, that a change has been effected with regard to the control over the Customer as against the state of affairs existing when this agreement was signed, without having previously obtained the Bank's written approval. Without affecting the generality of the aforesaid, the following actions, among others, shall be deemed to be a change with regard to the control over the Customer:

            Transfer of shares voluntarily or otherwise (excluding the transfer of shares by way of succession). A resolution adopted by the members constituting the Customer influencing or liable to influence the control over the Customer.

            Any change in the composition of the members constituting the Customer, in their comparative strengths and/or in the composition of persons or institutions resolving or empowered to make resolutions on behalf of the Customer, or in the number required by law or empowered to act as required by law.

      (g) Where the Customer or anyone of the individual members constituting the Customer stops paying his debts or carrying on his business or comes to a settlement or a compromise with his creditors.

      (h) Where there is a stoppage of work or a considerable part thereof for two months or more in respect of the Customer's business or of any one of the members constituting the Customer.

      (i) Where the Bank considers, at its absolute discretion, that an event has occurred which affects or is liable to affect the Customer's financial capacity.

18. In any of the cases specified in the previous clause the Bank may take action as it deems fit in order to collect any amounts due or which may become due from the Customer in any way whatsoever, and in particular, without affecting the generality of its rights, the Bank may sell or assign in any other manner whatsoever the securities held by the Bank at such time and/or the goods in respect of which the Bank at such time may hold bills of lading and/or to realize the said securities in any other way which the law will allow. All the expenses therein involved shall devolve upon one Customer and shall bear interest at the rate specified in clause 4 above from such expenses were incurred until their full repayment, and until such time the said expenses shall be secured by the said securities or by their counter-value. Nothing herein contained shall be deemed to prejudice the right of the Bank to claim from the Customer alone or from the Customer together with others, upon any bill, contract, undertaking, guarantee or security or any other document, and any such claim shall not prejudice the right of the Bank to claim whatever may be owed by the Customer to the Bank hereunder at such time as the Bank may determine.

19. The Customer's obligations towards the Bank shall remain in full force and effect even where the Bank, with or without the Customer's consent, and without notifying the Customer at the Bank's sole discretion:

      (a) Grants the Customer or any person responsible with or for him, either as a guarantor or otherwise, any extension or concession or causes the non-performance of any obligation for which the Customer is responsible or is a surety therefor.

      (b) Terminates, increases, varies or renews any credit extended or which may be extended to the Customer, and terminates, varies or renews any condition of such credit.

      (c) Accepts, alters, exchanges, releases, renews, amends or refrains from executing or realizing bills, negotiable instruments, guarantee, guarantees and/or other securities held or which may be held by the Bank, whether received or to be received from the Customer or otherwise, whether as a result thereof damage is incurred by the Customer or not.

      (d) Compromises, makes any arrangement with the Customer or with others or with any of them separately or with anyone else responsible therefor together with the Customer or with any guarantor.

      (e) Releases whosoever of the units comprising the Customer from all or any part of their obligations hereunder and/or receives any participation or makes any arrangement with the Customer or with any of the units comprising the Customer separately.

20. Any amount and/or any payment in any form whatsoever, which the Bank may receive from the Customer or to his account or from any other person or assets or from the realization of any right and/or security in any way whatsoever with a view to reducing the secured amounts or any of them, irrespective of whether such amount and/or payment has been paid or made prior to, at the time of or after the date of payment of all or any part of the secured amounts, shall be deemed as general payment and the Bank may hold them pending without it being obliged to employ them for reducing secured amounts of any of them if the amount and/or the payment are designated for such purpose by the person at liberty to so designate them in his own accounts or at all.

21. The Bank shall have the right to possession, set-off and to a banker's lien against all the amounts held or which may be held by it to the credit of the Customer at any time in a current account and in any other account and over any asset, (including, without derogating from the generality of the aforesaid term, gold, securities, coins, bank notes, documents in respect of goods, insurance policies, transfers of debt, deposits, charges, mortgages and other rights) held and/or which may be held standing at the disposal of and/or which may stand at the disposal of and/or on behalf of the Customer by the Bank in any way or manner, including such as have been delivered or which may be delivered to the Bank for collection and/or for security and/or for safekeeping and/or in any other way, and over their counter-value. The Bank may at any time make whatever use of any asset to which the aforesaid lien shall apply, including collection and sale, at any price and on any conditions as the Bank may deem fit, and to make use of the counter-value (in whole or in part) so obtained as a result of or in connection with such use and/or collection or sale for the part or full payment of the amounts due or which may become due from the Customer to the Bank. In the execution of the aforesaid the Bank may take all legal steps or otherwise as it may deem necessary. All the expenses involved in the said use and/or sale and/or legal steps shall be borne by the Customer and the Bank may debit them to the Customer's account. Whenever the Customer shall owe the Bank sums of money hereunder, or is likely to owe or to owe such sums contingently, the Bank may make full use of its aforesaid right to possession, lien and set off or any of them, for the payment of the amounts due or which may become due from the Customer to the Bank or as security for their payment.

      The Customer neither has nor shall have with regard to the Bank any claims and/or complaints of any kind or nature whatsoever in respect of any of the actions set out hereinabove.

22. The securities which have been delivered or which may be delivered to the Bank by the Customer hereunder shall be mutually independent securities and shall not influence and not be influenced by other or additional securities which the Bank now holds or which it may hold from time to time, and they shall constitute a fixed and revolving security notwithstanding the settlement in part or in whole of the account in whichever form and they shall also serve as a fixed and revolving security for the payment of all the other amounts that the Customer may owe to the Bank in any account and in any way whatsoever, and they shall remain in full force until such time as the Bank may actually release the securities.

23. Where any person guarantees the payment of the amounts, in whole or in part, being due or which may become due to the Bank from the Customer, the Bank may, but shall not be bound, to furnish such guarantor from time to time with such information affecting the state of the account of the Customer, as the Bank may deem fit.

24. The Bank shall be entitled to demand and receive from the Customer at any time to be put at the Bank's disposal for inspection during accepted business hours, any balance sheet, books of account, dockets, books and other references with regard to the state of the Customer's affairs, and to receive from the Customer signed and certified copies of any document or reference as aforesaid or of any extract therefrom, and explanations upon any matter therein contained.

25. The Bank may, at its absolute discretion, accept or refuse to accept any instructions or messages which may be given to it verbally, by telephone, by telegramme or in any other way not being a clear and legibly written document, and inasmuch as the Bank may agree to act upon any instructions or messages so given, the Customer accepts all risk and responsibility for any error, mistake, misunderstanding, discrepancy, and the Customer discharges the Bank from any responsibility for any damage or loss which may be caused to the Customer as a result of giving orders or instructions or messages in any way not being a clear and legibly written document as aforesaid.

26.   The Customer is obliged to inform the Bank immediately:

      (a) Of any case where a demand is made or a claim of right is exercised with regard to any security which he has given or which he may give to the Bank and/or of any process of execution or of any steps taken for the realization of any security as aforesaid.

      (b) Of any security which the Customer is about to give to any person other than the Bank.

      (c)   Of any act or event mentioned in clause 17 (c)-(h) above.

      (d) Of any curtailment of the Customer's affairs or any reduction in the Customer's capital.

      (e) Of the reduced value of any security which has been given or which may be given by the Bank to the Customer.

27. The Bank's accounts in all their details as recorded in its books shall be deemed to be correct and shall serve as conclusive evidence against the Customer, inter alia, with reference to the amount of the debt, with reference to all the particulars of the bills, guarantees and other securities which are given or which may be given to the Bank for security or for collection and with reference to their collection.

28. The Customer shall be bound to inform the Bank in writing of any objection or opposition he may have - if any - to any account, extract of account, approval or notice (including copies thereof) which may be sent to the Customer by the Bank, within 15 days of their receipt, and if such written objection or opposition as aforesaid is not received by the Bank within the time stated above, the Customer shall be deemed to have agreed to the contents of any such document, and as acknowledgement by the Customer as to the correctness of the sums and the other details therein contained.

29. Any waiver, estoppel or failure to respond on the part of the Bank in connection with the non-performance or incomplete and imprecise performance of any obligation of the Customer herein contained, shall not be deemed to constitute a waiver on the part of the Bank of any right whatsoever of the rights of the Bank in connection with such non-performance or incomplete and imprecise performance. Should the Bank on any occasion agree to any matter contrary to the conditions of this agreement, its agreement shall be deemed to be limited to such occasion alone and shall not be taken as agreement or waiver in general.

30. The Bank may from time to time assign its rights hereunder, in whole or in part, to another or others without resorting to the agreement of the Customer, by endorsement in the margin or on the face of this document, or in any other way which the Bank shall deem fit.

31. The Customer hereby waives the necessity for all notarial and other official notices with reference to a breach of any of the provisions herein contained.

32. The address of the Customer is as specified at the head of the first page hereof or any other address in Israel of which notice has been given to the Bank by the Customer by registered letter, the receipt of which has been affirmed in writing by the Bank. Any notice which may be sent to the Customer by the Bank by ordinary post according to the address as specified above shall be deemed to have been received by the Customer in time in accordance with normal postal procedure. Written declaration by the Bank as to the despatch of a notice, the date of its despatch and its contents shall be conclusive evidence against the Customer as to the date and despatch and contents thereof.

33. The parties hereto elect the city of Tel-Aviv as the place of jurisdiction for any claim arising from this agreement, however nothing herein contained shall affect the right of the Bank to sue the Customer in any other Court of Law which it may deem fit.

34. All of the costs involved in drawing up this deed and the stamping thereof and all of the costs involved in drawing up any of the documents required and/or which may be required, at the Bank's absolute discretion, in connection with the securities, their stamping and registration and all of the costs involved in the collection and/or registration and/or discharge and/or redemption of any of the securities including Advocates' fees and all of the costs involved in safeguarding and maintaining any of the securities shall devolve upon the Customer and they too shall be secured by the securities.

35.   (a)   The Bank shall be entitled to entrust the securities or any of them with a bailee at the discretion of the Bank and to replace such bailee from time to time at the Bank's absolute discretion.

      (b) The Bank shall be entitled to register the securities or any of them with any competent authority under the provisions of any law.

36. The Customer and/or any person whose right is likely to be affected by the delivery of the securities or of any of them or by their realization, shall not be entitled to pay their debts before the prescribed date of payment has fallen due, and they shall not be entitled to any other right conferred upon them under Section 13(b) of the Pledges Law 5727-1967 (if conferred) or under any other provision mending or being substituted for the foregoing provision. The Customer undertakes to sign every document and form as required by the Bank if and insofar as with reference to all or any of the laws of the State of Israel and signature of the Customer is or may be, at the absolute discretion of the Bank, required upon any document or form in order to keep this deed and all of the provisions thereof and/or the securities in full force and effect. With a view to implementing the provisions contained in this clause, the Customer hereby appoints the Bank as his attorney in fact, to be so by itself or through such person to whom the Bank may assign its authority, with the authority to sign any document or form as required by the Bank, without the Bank or its attorney-in-fact being responsible in any way towards the Customer for any act or omission committed by it in accordance with this clause or pursuant thereto. This appointment is irrevocable since the rights of the Bank are dependent thereon.

       AND IN WITNESS WHEREOF THE PARTIES HAVE HEREBY SIGNED AT THE PLACE
                     AND ON THE DATE SPECIFIED HEREINABOVE.

The Customer                                                            The Bank

THE FIRST INTERNATIONAL BANK   A SAFRA BANK   For Internal Use  Account No.
                                                                ________________

                  SUPPLEMENT TO THE GENERAL DEBIT AGREEMENT
                   IN THE MATTER OF COMPUTATION OF INTEREST

Made in Tel-Aviv on the 11 day of February 1999

BETWEEN:
The First International Bank of Israel Ltd.
(hereinafter the "Bank") of Ahad Ha'am 9 Street, Tel-Aviv of the one part

AND:
PEC Israel Finance Corporation Ltd.
of 3 Daniel Frisch Street, Tel-Aviv, Company No. 51-0252042
(hereinafter the "Customer")        of the other part

Whereas the Bank and the customer have entered into a General Debit Agreement (hereinafter: "Debit Agreement");

And whereas the Bank and the customer wish to amend the Debit Agreement and to incorporate therein the amendments set forth below;

Now therefore it is agreed by and between the parties as follows:

1. The method of fixing and calculating interest stipulated in Clause 4 of the Debit Agreement, for debit balances on current accounts in sheqels (hereinafter - "current account"), shall be replaced by the following procedure:

      A. Interest on debit balances on current account shall be fixed at an annual rate determined as below:

            (1) The interest rate for debit balances on current account (hereinafter the "debit account rate") consists of a base rate (also known as "prime rate") which is fixed by the bank from time to time for all customers pursuant to developments in the economy and the credit market (hereinafter: the "base rate") and a supplementary rate (also known as "risk supplement") fixed by the bank for the particular customer (hereinafter: the "supplementary rate"). The debit account rate, comprising both the base rate and the supplementary rate as aforesaid, is given at the foot of statements sent by the bank to each customer. Interest, on debit balances that exceed an approved overdraft facility will be charged at the debit account rate plus an excess interest rate (hereinafter called: "excess interest").

            (2) The bank will notify customers from time to time of changes in the base rate and of the date such change shall take effect.

                  The method of giving such notice and the effective date thereof shall be as determined from time to time by the Examiner of Banks or other competent authority.

            (3) The supplementary rate will be notified by the bank to the customer at the time the overdraft facility is agreed and/or in the event of any change in the terms thereof.

            (4) Amounts due or becoming due to the bank on current account in excess of an approved overdraft facility will carry excess interest at the rate fixed by the bank from time to time and published as stated in sub-para (2) above.

            (5) Should an overdraft facility not be approved for the customer or be cancelled for any reason, debit balances on current account shall bear interest at the base rate plus the maximum supplementary rate prevailing in the bank, plus excess interest.

      B. Should different rates of interest be fixed for different amounts of debit balances on current account, the provisions set out herein shall apply to such rates.

      C. Interest will be calculated by the bank on a daily basis (on the actual number of days in the year) in respect of quarterly accounting periods (i.e. January - March, April - June, July - September, October - December) or in respect of such other accounting periods as shall be determined by the bank.

      D. Interest calculated in accordance with the foregoing shall be charged to the customer's current account on the first banking business day of the accounting period immediately following the period in respect of which interest has been calculated and shall be paid by the customer on such date.

2. Loans granted to the customer by the bank shall carry interest at such rate and in such manner as shall be determined in the loan documentation.

3. If the parties hereto have signed a Supplement to the Debit Agreement in the matter of computation of interest (form E-127) the provisions thereof shall be replaced by this instrument.

                       AS WITNESS OUR SIGNATURES HERETO:


-----------------------------------     ----------------------------------------
            THE BANK                                 THE CUSTOMER

                   THE FIRST INTERNATIONAL BANK OF ISRAEL LTD.

                                  A Safra Bank

            APPLICATION FOR FOREIGN CURRENCY LOAN (LIBOR + INTEREST)

                                ISRAELI RESIDENT

(convertible by the bank, wholly or partly, into a dollar-linked Sheqel loan and reconvertible, with instructions to debit F.C. account only)

            Customer's name:     PEC Israel Finance Corporation Ltd.
            Address:             3 Daniel Frisch St., Tel-Aviv
            Account No.:         407057
            Date:                17.2.99

The First International Bank of Israel Ltd.
Tel-Aviv Main Branch

Dear Sirs,

      Within the scope of the General Debit Agreement signed between us (hereinafter the "Debit Agreement") and subject to our obligations towards you therein and under any other document signed and/or to be signed by us, we request you to grant to us a foreign currency loan (hereinafter - "the loan") on the terms set forth below:

1.    LOAN CURRENCY AND AMOUNT

      The loan will be in U.S. Dollars (hereinafter - "Dollars") in the amount of 24,000,000.

2.    REPAYMENT OF PRINCIPAL

      The principal amount of the loan will be repaid in Dollars:

      |_| by ____ monthly*/quarterly*/semi-annual* consecutive and equal instalments of _______________ each on the _________ day of the month, commencing on __________.

      |_| by ____ consecutive and equal instalments of ___________ each on the last day of March, June, September and December in each year commencing on _____________.

      |X|   on 17.5.99.

3.    LOAN INTEREST

      a)    Interest payment dates

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      We will pay you daily interest on the principal of the loan outstanding from time to time, in Dollars and on the following dates:

            |X|   on the principal payment dates specified in clause 2 above.

            |_| on the last day of each calendar month commencing on ________ and a final payment on the date of payment of the first instalment of loan principal.

            |_| on the last day of March, June, September and December in each year commencing on _________, and a final payment on the date of payment of the final instalment of loan principal.

            |_| monthly*/quarterly*/semi-annually* on the _________ of each month commencing on the __________, and a final payment on the date of payment of the final instalment of loan principal.

      b)    Interest periods

            Interest on the outstanding principal amount of the loan will be computed by the bank in relation to interest periods.

            The first interest period will run from the date of disbursement of the loan up to the first interest payment date stipulated in sub-para. (a) above or the deferred date pursuant to para. 4 below (exclusive of such date). Subsequent interest periods will run from an interest payment date (inclusive of such date) to the next following interest payment date stipulated in sub-para. (a) above (exclusive of such data) or the deferred date pursuant to para. 4 below.

      c)    Rate of interest and manner of determination

            The principal amount of the loan outstanding from time to time shall carry interest calculated on a daily basis from the date of disbursement of the loan up to the principal payment dates specified above at the rate of 0.75% above the LIBOR rate as defined below.

            "LIBOR" rate herein shall mean the LIBOR rate determined by the bank at the beginning of each interest period for Dollars and for a period of 1, 3, 5 or 12 months (each such period being hereinafter

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            referred to as "a fixed period") according to the interest period stipulated in sub-para. (b) above PROVIDED HOWEVER that:

      I) in a loan where interest is payable in a lump sum concurrently with the principal amount and the period of the loan does not coincide with any timed period, the LIBOR rate for the loan will be the LIBOR rate determined by the bank for the first fixed period which is immediately longer than the period of the loan.

      II) in a loan where interest is payable by instalments and the first and/or the last interest period(s) is/are shorter than the intervening interest period(s), the LIBOR rate for the first and/or the last interest periods (as the case may be) will the LIBOR rate determined by the bank for a fixed period coinciding with the intervening interest period(s).

            The LIBOR rate for the first interest period is 5% p.a. and the full interest rate for the first period is 5.75% p.a. (adjusted rate ____% p.a.).

            At the end of each interest period, the bank will determine the LIBOR rate for the following interest period and notice of such rate will be sent to us.

4)    DEFERRED PAYMENT

      In this paragraph "Business Day" means a day on which transactions in Dollars are carried out. If any date for payment of principal and/or interest and/or commission shall fall on a day which is not a business day in the bank, the date for effecting such payment shall be deferred to the next following business day and interest up to such date will be calculated accordingly.

5)    EFFECTIVE COST

      The effective cost of the loan is ____%.

6)    TAXES, DUTIES AND OTHER CHARGES

      Without derogating from our aforementioned obligations, we undertake to pay you any amount demanded by you in reimbursement of any tax, duty or fees that you have been and/or may be obligated to pay and/or which we have been obliged and/or may be obliged to pay in connection with the loan as well as in the event that the bank may demand immediate repayment of the loan for any reason.


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7)    LOAN CONVERSION

      a) You may at any time at your discretion convert the unpaid balance of the Loan or any part thereof into a dollar-linked Sheqel loan and you may reconvert the same or any part thereof and repeat such conversions, each conversion as aforesaid being referred to hereinafter as a "conversion".

      b) A conversion will be effected by making a new loan available, in Sheqels or dollars as the case may be, in the amount that the bank wishes to convert out of the existing loan and the proceeds of the new loan will be used to redeem all or part of the existing loan.

      c) For so long as a loan is maintained in Sheqels, the principal amount thereof and interest thereon shall be linked to the dollar at the representative rate of the dollar published by the Bank of Israel from time to time.

      d) For the avoidance of doubt, we confirm that no change shall take effect by reason of any conversion, in the amount of principal, interest or commission payable by us to you in dollars had such conversion not taken place.

      e) Save as aforesaid, the terms and conditions of the Loan as specified herein shall remain unchanged.

8.    PREPAYMENT

      We shall not be entitled to prepay all or any part of the outstanding principal amount of the loan or interest thereon or any part thereof before the payment date(s) stipulated above unless we obtain you prior consent thereto. You may attach such conditions to your giving consent as you shall deem fit.

9.    DISBURSEMENT INSTRUCTIONS

      1. the loan will serve to cover foreign currency transactions permitted under the General Permit to the Currency Control Regulations, as follows:____________________________________________________________

            ____________________________________________________________________

      |_|   ____________________________________________________________________

      Your compliance with our above instructions shall constitute

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      proof of our receipt of the loan on the terms contained herein.

10.   IRREVOCABLE INSTRUCTIONS

      We hereby give you irrevocable instructions to debit our Dollar account maintained with you in our name in the amount of all sums which we may be obliged to pay under this instrument on the payment dates stipulated above or on the deferred dates or on payment dates determined by you if we shall be obliged to make immediate repayment of the loan under the Debit Agreement as the case may be (hereinafter the "agreed repayment dates"), and we undertake to pay any amount debited to our account as aforesaid on the due date.

      If on the agreed repayment dates the said account shall not show a sufficient balance in the amount of the said debt, you may debit a foreign currency debitory current account to be opened in our name and we warrant and acknowledge that any sum debited as aforesaid and not paid by us on its due date shall bear interest at the rate prevailing at the time in your bank on debit balances in foreign currency that are not paid on their due dates.

                                             PEC Israel Finance Corporation Ltd.